UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 9, 2010

TITAN INTERNATIONAL, INC.
(Exact name of Registrant as specified in its Charter)

Illinois	1-12936	36-3228472
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2701 Spruce Street, Quincy, IL 62301
 (Address of principal executive offices, including Zip Code)

(217) 228-6011
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filling is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THIS REPORT

Item 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 9, 2010, Titan International, Inc. entered into the first amendment to amended and restated credit agreement (credit facility) with Bank of America, N.A.  The amendment extended the credit facility termination date to January 2014 from the previous January 2012 date.  The amendment also reduced the revolving commitment to $100 million from $150 million and released the lender’s lien on property, plant and equipment.

Item 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)           Exhibits

10	First Amendment to Amended and Restated Credit Agreement dated as of September 9, 2010, among Titan International, Inc. and Bank of America, N.A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TITAN INTERNATIONAL, INC.
(Registrant)

Date:	September 9, 2010	By:	/s/ PAUL G. REITZ
Paul G. Reitz
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10	First Amendment to Amended and Restated Credit Agreement dated as of September 9, 2010, among Titan International, Inc. and Bank of America, N.A.